UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2007

ARADYME CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-50038		87-0664564
(State or other jurisdiction of	(Commission File Number)		(IRS Employer
incorporation or organization)			Identification No.)

1255 North Research Way, Suite Q3500
Orem, Utah		`	84097
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:			801-705-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 16, 2007, Aradyme Corporation’s Chief Financial Officer, Scott A. Mayfield, communicated his resignation to the Company, which he advised he intended to be effective as of December 31, 2006. James R. Spencer, Aradyme’s Chief Executive Officer, is serving as the Company’s Chief Financial Officer on an interim basis while the Company conducts a search for a new chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADYME CORPORATION
Registrant

Dated: January 17, 2007	By: /s/ James R. Spencer
James R. Spencer, Chief Executive Officer

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